SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (date of earliest event reported): July 30, 2010


                          CREATIVE LEARNING CORPORATION
             (Exact name of Registrant as specified in its charter)


             Delaware                   000-52883                20-4456503
  ----------------------------    -----------------------   -------------------
  (State or other jurisdiction    Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)




                              340 Paseo Reyes Drive
                             St. Augustine, FL 32095
                       ---------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (904) 825-0873
                                                           --------------

                                 B2 Health, Inc.
                           7750 N. Union Blvd., # 201
                           Colorado Springs, CO 80920
                     -------------------------------------
          (Former name or former address if changed since last report)



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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors,
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On July 30, 2010 Steven Menscher (age 47) was appointed as a director of the Company. Mr. Menscher is an attorney, a private investor, and an experienced executive specializing in all aspects of start-up companies, including legal, corporate planning and strategic planning. Since 1997, he has been the president of SeCure Files, Inc., an Aspen, Colorado based computer service company, Mr. Menscher has also been of counsel for Rohan Development Corporation of Los Angeles. Mr. Menscher is a graduate of the University of Colorado, Boulder, and the Pepperdine University School of Law.

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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2010


                                    CREATIVE LEARNING CORPORATION


                                    By:  /s/ Brian Pappas
                                         ----------------------------
                                         Brian Pappas, President






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